UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 11, 2015

Date of Report (Date of earliest event reported)

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 11, 2015, Viad Corp (the “Company”) entered into an agreement (the “Settlement Agreement”) with a group of investors represented by JCP Investment Partnership, LP (collectively, the “JCP Partnership group”). Pursuant to the Settlement Agreement, the Board of Directors (the “Board”) expanded its size from nine to ten members and appointed Joshua E. Schechter as a new director of the Company, effective as of April 11, 2015, to fill such newly-created directorship with an initial term expiring at the Company’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”). The Board also appointed Mr. Schechter to the Corporate Governance and Nominating Committee of the Board, effective as of April 11, 2015. In addition, pursuant to the Settlement Agreement, JCP Investment Partnership, LP has withdrawn its notice of intent to nominate three director candidates to stand for election at the 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”).

Joshua E. Schechter has served as a director of Aderans Co., Ltd. ("Aderans"), a multinational company engaged in hair-related business, since 2008, and is the Executive Chairman of Aderans America Holdings, Inc., Aderans' holding company in the United States. From 2001 to 2013, Mr. Schechter served as Managing Director of Steel Partners Ltd., a privately owned hedge fund sponsor, and from 2008 to 2013, Mr. Schechter served as co-President of Steel Partners Japan Asset Management, LP, a private company offering investment services. Mr. Schechter previously served on the Board of Directors of The Pantry, Inc. (NASDAQ: PTRY), a leading independently operated convenience store chain in the southeastern United States and one of the largest independently operated convenience store chains in the country, from March 2014 until the completion of its sale in March 2015; WHX Corporation (now known as Handy & Harman Ltd.) (NASDAQ: HNH), a diversified manufacturer of engineered niche industrial products with leading positions in many of the markets it serves, from 2005 until 2008; and Puroflow, Inc. (now known as Argan, Inc.) (NYSE: AGX), a provider of a full range of power industry and telecommunications infrastructure services, from 2001 until 2003. Together with his managerial and public company board experience, Mr. Schechter's experience in capital markets, acquisitions and other transactions in a variety of industries enables him to provide valuable insight to the Board.

Except for the Settlement Agreement, there are no arrangements or understandings with the Company pursuant to which Mr. Schechter was appointed to the Board, and since the beginning of the last fiscal year, there have been no related party transactions between the Company and Mr. Schechter that would be reportable under Item 404(a) of Regulation S-K. Mr. Schechter will participate in the standard compensation and benefits package offered to non-employee directors of the Company, as described under the heading of “Director Compensation Table” in the Company’s Proxy Statement on Schedule 14A relating to its 2014 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (“SEC”) on April 10, 2014, including a pro-rated annual retainer fee. Subject to Human Resources Committee approval, he will receive the same restricted stock award received by the other non-employee directors of the Company in 2015, pro-rated based on the month he joined the Board, under the same terms and conditions as provided in the form of Restricted Stock Agreement for Outside Directors, filed with the SEC on February 28, 2008, as Exhibit 10.F to the Company’s Current Report on Form 8-K.

The foregoing summary of the Settlement Agreement is qualified in its entirety by the full terms and conditions of the agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 8.01	OTHER EVENTS

Under the terms of the Settlement Agreement, at the 2015 Annual Meeting, and at each special meeting of shareholders held prior to the expiration of the Standstill Period (as defined below), each member of the JCP Partnership group agreed to vote all shares of the Company’s common stock beneficially owned by such member and its affiliates in favor of (i) the election of directors nominated by the Board, and (ii) otherwise in accordance with the Board’s recommendation, including in favor of all other matters recommended for shareholder approval by the Board. However, under the terms of the Settlement Agreement, in the event that Institutional Shareholders Services (“ISS”) recommends otherwise with respect to any proposals (other than the election of directors), each member of the JCP Partnership group is permitted to vote in accordance with the ISS recommendation.

The Settlement Agreement includes certain standstill restrictions that will generally be in effect from the date of the Settlement Agreement until the day that is thirty calendar days prior to the expiration of the Company’s advance notice period for the nomination of directors at the 2017 Annual Meeting (the “Standstill Period”). However, if the Company designates Mr. Schechter as a nominee for election at the 2017 Annual Meeting, and Mr. Schechter consents to so being named, these standstill restrictions will generally extend until the day that is thirty calendar days prior to the expiration of the Company’s advance notice period for the nomination of directors at the Company’s 2018 Annual Meeting of Shareholders. The JCP Partnership group and Mr. Schechter have agreed that Mr. Schechter will resign from the Board effective immediately upon such time as any member of the JCP Partnership group submits a notice of nomination, or otherwise nominates any candidate for election to the Board, with respect to the 2017 Annual Meeting.

On April 13, 2014, the Company issued a press release to announce the entry into the Settlement Agreement. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference. The foregoing summary of the Settlement Agreement is qualified in its entirety by the full terms and conditions of the agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The information set forth under Item 5.02 of this Form 8-K is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 -	Settlement Agreement, by and among Viad Corp and the investors listed on Exhibit A thereto, dated as of April 11, 2015
99.2 -	Press Release dated April 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp
(Registrant)

April 13, 2015	By:	/s/ Deborah J. DePaoli
Deborah J. DePaoli
General Counsel & Secretary